Acquisitions And Dispositions	Nov. 18, 2019
Text Block [Abstract]
Acquisitions And Dispositions
NOTE 3. ACQUISITIONS AND DISPOSITIONS
Dominion Energy
Acquisition of SCANA
In January 2019, Dominion Energy issued 95.6 million shares of Dominion Energy common stock, valued at $6.8 billion, representing 0.6690 of a share of Dominion Energy common stock for each share of SCANA common stock, in connection with the completion of the SCANA Combination. SCANA, through its regulated subsidiaries, is primarily engaged in the generation, transmission and distribution of electricity in the central, southern, and southwestern portions of South Carolina and in the distribution of natural gas in North Carolina and South Carolina. In addition, SCANA markets natural gas to retail customers in the southeast U.S. Following completion of the SCANA Combination, SCANA operates as a wholly-owned subsidiary of Dominion Energy. In addition, SCANA’s outstanding debt totaled $6.9 billion at closing. The SCANA Combination expands Dominion Energy’s portfolio of regulated electric generation, transmission and distribution and regulated natural gas distribution infrastructure and operations.
Merger Approval and Conditions
Merger Approval
The SCANA Combination required approval of SCANA’s shareholders, FERC, the North Carolina Commission, the South Carolina Commission, the Georgia Public Service Commission and the NRC and clearance from the Federal Trade Commission under the Hart-Scott-Rodino Act. All such approvals were received prior to closing of the SCANA Combination.
Various parties filed petitions for rehearing or reconsideration of the SCANA Merger Approval Order. In January 2019, the South Carolina Commission issued a directive (1) granting the request of various parties and finding that SCE&G was imprudent in its actions by not disclosing material information to the South Carolina Office of Regulatory Staff and the South Carolina Commission with regard to costs incurred subsequent to March 2015 and (2) denying the petitions for rehearing or consideration as to other issues raised in the various petitions. The SCANA Merger Approval Order and the order on rehearing are subject to appeal by various parties.
Refunds to Customers
As a condition to the SCANA Merger Approval Order, SCE&G will provide refunds and restitution of $
2.0
 billion over
20

years with capital support from Dominion Energy.
In September and October 2017, SCE&G received proceeds from Toshiba Corporation totaling $
1.1
 billion in full satisfaction of its share of a settlement agreement between SCE&G, Santee Cooper and Toshiba Corporation in connection with Westinghouse and WECTEC, both wholly-owned subsidiaries of Toshiba Corporation and responsible for the engineering and construction of the NND Project, filing for bankruptcy. The purchase price allocation below includes a previously established regulatory liability at SCE&G totaling $1.1 billion associated with the monetization of the bankruptcy settlement with Toshiba Corporation. In accordance with the terms of the SCANA Merger Approval Order, this regulatory liability, net of amounts that may be required to satisfy any liens against NND Project property totaling $1.0 billion, will be refunded to SCE&G electric service customers over a
20
-year
period ending in 2039.
Additionally, SCE&G will reflect in the first quarter of 2019 a reduction in operating revenue and a corresponding regulatory liability of $1.0 billion of which approximately $140 million will be considered current, representing a refund of amounts previously collected from retail electric customers of SCE&G for the NND Project to be credited over an estimated
11-year
period. This will result in a $756 million
after-tax
charge in Dominion Energy’s Consolidated Statements of Income in the first quarter of 2019.
NND Project
As a condition to the SCANA Merger Approval Order, SCE&G will exclude from rate recovery $2.4 billion of costs related to the NND Project and $180 million of costs associated with the purchase of the Columbia Energy Center power station. Regulatory assets included in SCANA’s historical balance sheet at December 31, 2018 reflected these disallowances.
The remaining regulatory asset associated with the NND Project of $2.8 billion will be collected over a
20-year
period, including a return on investment. In January 2019, SCE&G filed the NND Project rider in accordance with the terms of the SCANA Merger Approval Order for rates effective in February 2019 for SCE&G’s retail electric customers. The South Carolina Commission approved this filing in January 2019.
Other Terms and Conditions
●	SCE&G will not file an application for a general rate case with the South Carolina Commission with a requested effective date earlier than January 2021;
●	PSNC will not file an application for a general rate case with the North Carolina Commission with a requested effective date earlier than April 2021;
●	Dominion Energy has committed to increasing SCANA’s historical level of corporate contributions to charities by $1 million per year over the next five years ;
●	Dominion Energy will maintain SCE&G and PSNC’s headquarters in Cayce, South Carolina and Gastonia, North Carolina, respectively; and
●	Dominion Energy will seek to minimize reductions in local employment by allowing some DES employees supporting shared and common services functions and activities to be located in Cayce, South Carolina where it makes economic and practical sense to do so.
Purchase Price Allocation
SCANA’s assets acquired and liabilities assumed will be measured at estimated fair value at closing and will be included in the Southeast Energy operating segment, which was established following the closing of the SCANA Combination. The majority of the operations acquired are subject to the rate setting authority of FERC and the North and South Carolina Commissions and are therefore accounted for pursuant to ASC 980,
Regulated Operations
. The fair values of SCANA’s assets and liabilities subject to rate-setting and cost recovery provisions provide revenues derived from costs, including a return on investment of assets and liabilities included in rate base. As such, the fair values of these assets and liabilities equal their carrying values. Accordingly, neither the assets and liabilities acquired, nor the unaudited pro forma financial information, reflect any adjustments related to these amounts.
The fair value of SCANA’s assets acquired and liabilities assumed that are not subject to the rate-setting provisions discussed above and the fair values of SCANA’s investments accounted for under the equity method will be determined using the income approach and the market approach. The valuation of SCANA’s long-term debt is considered a Level 2 fair value measurement. All other valuations will be considered Level 3 fair value measurements due to the use of significant judgmental and unobservable inputs, including projected timing and amount of future cash flows and discount rates reflecting risk inherent in the future market prices.
The excess of the purchase price over the estimated fair values of the assets acquired and liabilities assumed will be reflected as goodwill in the first quarter of 2019. The goodwill reflects the value associated with enhancing Dominion Energy’s portfolio of regulated operations in the growing southeast region of the U.S. The goodwill to be recognized will not be deductible for income tax purposes, and as such, no deferred taxes will be recorded related to goodwill.
The table below shows the preliminary allocation of the purchase price to the assets acquired and liabilities assumed at closing to be reflected in Dominion Energy’s Consolidated Balance Sheet in the first quarter of 2019. The allocation is subject to change during the measurement period as additional information is obtained about the facts and circumstances that existed at closing. The allocation of the purchase price excludes certain contracts and intangible assets related to nonregulated operations, including SEMI, equity method investments and certain income tax-related
amounts, which will be included as Dominion Energy completes its valuation analysis. As a result, the amount of goodwill included below may change by a material amount as Dominion Energy finalizes the allocation of the purchase price during the first quarter of 2019.

Amount
(millions)
Total current assets	$1,756
Investments	213
Property, plant and equipment	10,982
Goodwill	2,438
Regulatory assets	4,219
Other deferred charges and other assets, including intangible assets	314

Total Assets	19,922

Total current liabilities	1,506
Long-term debt	6,707
Deferred income taxes	1,097
Regulatory liabilities	2,664
Other deferred credits and other liabilities	1,109

Total Liabilities	13,083

Total purchase price	$6,839

Information On Assets and Liabilities Acquired
Cash, Restricted Cash and Equivalents
The total current assets line above includes $389 million of cash, restricted cash and equivalents, of which $115 million is considered restricted, acquired by Dominion Energy in connection with the SCANA Combination.
Investments
Investments acquired in connection with the SCANA Combination include $20 million pertaining to certain investments accounted for under the equity method, at carrying value. Dominion Energy is still assessing the fair value of these investments.
Income Taxes
Deferred income taxes include a deferred tax asset recorded on a federal net operating loss carryforward of $1.8 billion and a state net operating loss carryforward of $2.4 billion. Based on the available evidence, Dominion Energy believes it is more likely than not that the benefit of the federal net operating loss will be utilized during the carryforward period, and therefore no
valuation allowance has been established. Dominion Energy is still assessing whether a valuation allowance is required on the state net operating loss carryforward. Deferred income taxes also include unrecognized tax benefits of $106 million, which could increase as Dominion Energy continues and completes its evaluation of positions taken on SCANA’s federal and state income tax returns.
Property, Plant and Equipment
At the date of the SCANA Combination, major classes of property, plant and equipment and their respective balances for SCANA are as follows:

2018

(millions)
Utility:
Generation	$5,720
Transmission	2,416
Distribution	6,044
Storage	99
Nuclear fuel	611
General and other	631
Plant under construction	527

Total utility	16,048

Nonutility, including plant under construction	283

Total property, plant and equipment	$16,331

In connection with the SCANA Combination, Dominion Energy intends to forego recovery of approximately $105 million of certain assets for which it expects to recognize a $79 million after-tax
charge in the first quarter of 2019.
Regulated property will be depreciated on a straight-line basis based on projected service lives. Actual average composite depreciation rates for SCANA’s utility property, plant and equipment were as follows:

2018

(millions)
Generation	2.61%
Transmission	2.47
Distribution	2.48
Storage	2.48
General and other	5.64

Nonregulated property, plant and equipment, excluding land, will be depreciated on a straight-line basis over the remaining useful lives of such property, primarily ranging from 5 to 78 years.
SCE&G jointly owns and is the operator of Summer. At December 31, 2018, and subsequent to the SCANA Combination, SCE&G had a 66.7% ownership interest in Summer, of which its proportionate share of plant in service, accumulated depreciation and plant under construction was $1.5 billion, $644 million and $128 million, respectively. The co-owners
are obligated to pay their share of all future construction expenditures and operating costs of Summer in the same proportion as their respective ownership interest.
Regulatory Assets
In addition to the items discussed above related to the NND Project, Dominion Energy intends to forego recovery of approximately $190 million of regulatory assets related to certain deferred income taxes for which it expects to recognize a $145 million after-tax
charge in the first quarter of 2019.
Intangible Assets
Other current assets presented in the table above include intangible assets subject to regulatory recovery with a gross carrying value of $281 million and related accumulated amortization of $181 million. Such intangible assets have an estimated weighted-average amortization period of approximately five years. Annual amortization expense for these intangible assets is estimated to be as follows:

	2019	2020	2021	2022	2023
(millions)

SCANA	$95	$90	$80	$74	$71

Asset Retirement Obligations
The purchase price allocation above includes $577 million of AROs, of which $23 million is considered to be a current liability. These AROs are associated with SCANA’s legal obligation to decommission Summer, as well as conditional obligations related to generation, transmission and distribution properties, including gas pipelines.
Short-Term and Long-Term Debt
At closing of the SCANA Combination, commercial paper and letters of credit outstanding, as well as capacity available under SCANA’s existing credit facilities were as follows:

SCANA Corporation		SCE&G	PSNC	Total
(millions, except percentages)
Total facility limit	$400	$1,200	(1) $ 200	$1,800
Letters of credit advances	40 (2)	—	—	40
Weighted-average interest rate	3.87%	n/a	n/a	3.87%
Outstanding commercial paper	2	73	98	173
Weighted-average interest rate	3.65%	3.82%	3.49%	3.63%
Outstanding letters of credit	37	—	—	37

Facility capacity available	$321	$1,127	$ 102	$1,550

(1)	Includes South Carolina Fuel Company, Inc.’s $ 500 million credit facility.

(2)	In January 2019, SCANA repaid $ 40 million in letter of credit advances.

In connection with the SCANA Combination, Dominion Energy intends to terminate SCANA, SCE&G and PSNC’s existing credit facilities, scheduled to expire in December 2020, and add SCE&G as a co-borrower
to its $6.0 billion joint revolving credit facility in the first quarter of 2019 once certain regulatory approvals are obtained. In January 2019, Virginia Power and SCE&G, as co-borrowers,
filed with the Virginia Commission and the South Carolina Commission, respectively, for approval. In February 2019, the Virginia Commission approved the request. SCE&G is required to obtain FERC approval to issue short-term indebtedness, including commercial paper, and to assume liabilities as a guarantor. In February 2019, Dominion Energy terminated South Carolina Fuel Company, Inc.’s existing credit facility, scheduled to expire in December 2020.
At closing of the SCANA Combination, SCANA had the following long-term debt outstanding which is part of the total consideration provided for the transaction.

	Weighted- average Coupon (1)	Amount

(millions, except percentages)
Unsecured medium term notes, due 2020 to 2022	5.42%	$800
Unsecured senior notes, due 2019 to 2034	3.44	70
First mortgage bonds, due 2021 to 2065	5.52	4,990
GENCO notes, due 2019 to 2024	5.49	40
Industrial and pollution control bonds, due 2028 to 2038 (2)	3.52	122
PSNC senior debentures and notes, due 2020 to 2047	5.07	700
Other, due 2019 to 2027	3.46	73

Total principal		$6,795
Current maturities of long-term debt		(59)
Unamortized discount, premium and debt issuance costs, net		(29)

SCANA total long-term debt		$6,707

(1)	Represents weighted-average coupon rates for debt outstanding at closing of the SCANA Combination.

(2)	Includes variable rate debt of $ 68 million, with a weighted-average interest rate of 1.72%, which is hedged by fixed swaps.

Based on stated maturity dates rather than early redemption dates that could be elected by instrument holders, th
e
scheduled principal payments of long-term debt at closing of the SCANA Combination , were as follows:
	2019	2020	2021	2022	2023	Thereafter	Total
(millions, except percentages)
Unsecured senior notes	$4	$4	$4	$4	$4	$50	$70
Unsecured medium term notes	—	250	300	250	—	—	800
First mortgage bonds	—	—	330	—	—	4,660	4,990
PSNC senior debentures and notes	—	100	150	—	—	450	700
GENCO notes	7	7	7	7	7	5	40
Industrial and pollution control bonds	—	—	—	—	—	122	122
Other	48	7	6	5	3	4	73

Total	$59	$368	$797	$266	$14	$5,291	$6,795

Weighted-average coupon	3.91%	6.26%	4.20%	5.22%	3.29%	5.51%	5.36%

In February 2019, SCANA launched a tender offer for certain of its medium term notes having an aggregate purchase price of up to $300 million that expires in March 2019. Also in February 2019, SCE&G launched a tender offer for any and all of certain of its first mortgage bonds pursuant to which it purchased first mortgage bonds having an aggregate purchase price of $1.0 billion. SCE&G simultaneously launched a tender offer that expires in March 2019 for certain other of its first mortgage bonds having an aggregate purchase price equal to $1.2 billion less the aggregate purchase price paid in the any and all tender offer.
Preferred Stock
At the closing of the SCANA Combination, authorized shares of SCE&G preferred stock were 20 million, of which 1,000 shares, no
par value, were held by SCANA.
Regulatory Matters and Proceedings
Base Load Review Act
In 2016, the South Carolina Commission approved revised rates under the Base Load Review Act allowing the incorporation of financing costs associated with SCE&G’s incremental construction work in progress incurred for the NND Project and setting an allowed ROE of 10.5%. In July 2018, the South Carolina Commission issued orders implementing a June 2018 legislatively-mandated temporary reduction in revenues that could be collected by SCE&G from its electric utility customers under the Base Load Review Act and altering certain provisions previously applicable under the Base Load Review Act, including redefining the standard of care required by the associated regulations and supplying definitions of key terms that would affect the evidence required to establish SCE&G’s ability to recover its costs associated with the NND Project. These orders reduced the portion of SCE&G’s retail electric rates associated with the NND Project from approximately 18% of the average residential electric customer’s bill, which equates to a reduction in revenues of approximately $31 million per month, retroactive to April 2018. These lower rates remained in effect until February 2019, when the new rates pursuant to the SCANA Merger Approval Order became effective.
In June 2018, SCE&G filed a lawsuit in the U.S. District Court for the District of South Carolina challenging the constitutionality of the rate reductions under the Base Load Review Act. In the lawsuit, which was subsequently amended, SCE&G sought a declaration that the new laws are unconstitutional. In January 2019, SCE&G voluntarily dismissed this lawsuit.
2017 Tax Reform Act
In connection with the SCANA Merger Approval Order, the South Carolina Commission approved SCE&G’s provision of approximately $100 million in bill credits related to the 2017 Tax Reform Act’s impact on retail electric customer rates for the period beginning January 2018 through January 2019. These credits have been included in bills rendered on and after the first billing cycle of February 2019. In addition, the South Carolina Commission approved a tax rider whereby the effects of the reduction in the corporate income tax rate resulting from the 2017 Tax Reform Act will benefit retail electric customers. This tax rider is expected to reduce base rates to retail electric customers by approximately $67 million in each of 2019 and 2020, effective with the first billing cycle of February 2019.
In October 2018, the South Carolina Commission issued an order approving adjustment to SCE&G’s natural gas rate schedules, under the terms of the Natural Gas Rate Stabilization Act, to reflect the reduction in the federal corporate tax rate arising from the 2017 Tax Reform Act. The approved natural gas rate schedules also included a tax reform rate rider to refund certain income tax amounts previously collected from customers. These lower rates, representing a $20 million decreased revenue requirement, became effective for bills rendered on and after the first billing cycle in November 2018.
In December 2018, the North Carolina Commission issued an order approving PSNC’s proposed adjustments to customer rates, representing a $13 million decreased revenue requirement, to reflect the reduction in the federal corporate tax rate arising from the 2017 Tax Reform Act. These lower rates became effective for service rendered on and after January 1, 2019. Amounts collected in customer rates during 2018 and amounts arising from excess deferred income taxes have been recorded in regulatory liabilities and must be considered in PSNC’s next general rate case proceeding or in three years, whichever is sooner. The reduction in the federal corporate tax rate and its impact on PSNC’s various rate riders will be addressed in future proceedings related to those riders.
DSM Programs
SCE&G has approval for a DSM rider through which it recovers expenditures related to its DSM programs. In January 2019, SCE&G filed an application with the South Carolina Commission seeking approval to recover $30 million of costs and net lost revenues associated with these programs, along with an incentive to invest in such programs. This matter is pending.
Legal Proceedings
The following describes certain legal proceedings to which SCANA or SCE&G were a party to at closing of the SCANA Combination. Dominion Energy intends to vigorously contest the lawsuits, claims and assessments which have been filed or initiated against SCANA and SCE&G. No reference to, or disclosure of, any proceeding, item or matter described below shall be construed as an admission or indication that such proceeding, item or matter is material. Due to the uncertainty surrounding these matters, Dominion Energy is unable to make an estimate of the potential financial statement impacts; however, they could have a material impact on its results of operations, financial condition and/or cash flows.
Ratepayer Class Actions
In May 2018, a consolidated complaint against SCE&G, SCANA, and the State of South Carolina was filed in the State Court of Common Pleas in Hampton County, South Carolina (the SCE&G Ratepayer Case). In September 2018, the court certified this case as a class action. The plaintiffs allege, among other things, that SCE&G was negligent and unjustly enriched, breached alleged fiduciary and contractual duties and committed fraud and misrepresentation in failing to properly manage the NND Project, and that SCE&G committed unfair trade practices and violated state anti-trust laws. The plaintiffs sought a declaratory judgment that SCE&G may not charge its customers for any past or continuing costs of the NND Project, sought to have SCANA and SCE&G’s assets frozen and all monies recovered from Toshiba Corporation and other sources be placed in a constructive trust for the benefit of ratepayers and sought specific performance of the alleged implied contract to construct the NND Project.
In December 2018, the State Court of Common Pleas in Hampton County entered an order granting preliminary approval of a class action settlement and a stay of pre-trial
proceedings in the SCE&G Ratepayer Case. The settlement agreement, contingent upon the closing of the SCANA Combination, provides that SCANA and SCE&G would establish an escrow account and proceeds from the escrow account would be distributed to the class members, after payment of certain taxes, attorneys’ fees and other expenses and administrative costs. The escrow account would include (1) up to $2.0 billion, net of a credit of up to $2.0 billion in future electric bill relief, which would inure to the benefit of the escrow account in favor of class members over a period of time established by the South Carolina Commission in its order related to matters before the South Carolina Commission related to the NND Project, (2) a cash payment of $115 million and (3) the transfer of certain
SCE&G-owned
real estate or sales proceeds from the sale of such properties, which counsel for the SCE&G Ratepayer Class estimate to have an aggregate value between $60 million and $85 million. At the closing of the SCANA Combination, SCANA and SCE&G have funded this escrow account. The court has scheduled a fairness hearing on the settlement in May 2019. Any distribution from the escrow account is subject to court approval. As a result, Dominion Energy expects to reflect an approximately $180 million ($135 million after-tax)
charge in the first quarter of 2019.
In September 2017, a purported class action was filed against Santee Cooper, SCE&G, Palmetto Electric Cooperative, Inc. and Central Electric Power Cooperative, Inc. in the State Court of Common Pleas in Hampton County, South Carolina (the Santee Cooper Ratepayer Case). The allegations are substantially similar to those in the SCE&G Ratepayer Case. The plaintiffs seek a declaratory judgment that the defendants may not charge the purported class for reimbursement for past or future costs of the NND Project. In March 2018, the plaintiffs filed an amended complaint including as additional named defendants, including certain then current and former directors of Santee Cooper and SCANA. In June 2018, Santee Cooper filed a Notice of Petition for Original Jurisdiction with the Supreme Court of South Carolina. In December 2018, Santee Cooper filed its answer to the plaintiffs’ fourth amended complaint and filed cross claims against SCE&G. This case is pending. Dominion Energy cannot currently estimate the financial statement impacts of this matter, but there could be a material impact to its results of operations, financial condition and/or cash flows.
RICO Class Action
In January 2018, a purported class action was filed, and subsequently amended, against SCANA, SCE&G and certain former executive officers in the U.S. District Court for the District of South Carolina. The plaintiff alleges, among other things, that SCANA, SCE&G and the individual defendants participated in an unlawful racketeering enterprise in violation of RICO and conspired to violate RICO by fraudulently inflating utility bills to generate unlawful proceeds. The SCE&G Ratepayer Class Action settlement described previously contemplates dismissal of claims by SCE&G ratepayers in this case against SCE&G, SCANA and their officers. This case is pending. Dominion Energy cannot currently estimate the financial statement impacts of this matter, but there could be a material impact to its results of operations, financial condition and/or cash flows.
State Court Shareholder Actions
In September 2017, a purported shareholder derivative action was filed against certain former executive officers and directors of SCANA in the State Court of Common Pleas in Richland County, South Carolina. In September 2018, this action was consolidated with another action in the Business Court Pilot Program in Richland County. The plaintiffs allege, among other things, that the defendants breached their fiduciary duties to shareholders by their gross mismanagement of the NND Project, and that the defendants were unjustly enriched by bonuses they were paid in connection with the project. The defendants have filed a motion to dismiss the consolidated action in favor of the pending federal derivative action. This case is pending. Dominion Energy cannot currently estimate the financial statement impacts of this matter, but there could be a material impact to its results of operations, financial condition and/or cash flows.
In January 2018, a purported class action was filed against SCANA, Dominion Energy and certain former executive officers and directors in the State Court of Common Pleas in Lexington County, South Carolina (the City of Warren Lawsuit). The plaintiff alleges, among other things, that defendants violated their fiduciary duties to shareholders by executing a merger agreement that would unfairly deprive plaintiffs of the true value of their SCANA stock, and that Dominion Energy aided and abetted these actions. Among other remedies, the plaintiff seeks to enjoin and/or rescind the merger. In February 2018, Dominion Energy removed the case to the U.S. District Court for the District of South Carolina, and filed a Motion to Dismiss in March 2018. In June 2018, the case was remanded back to the State Court of Common Pleas in Lexington County. Dominion Energy appealed the decision to remand to the U.S. Court of Appeals for the Fourth Circuit, where the appeal has been consolidated with a similar appeal and remains pending. In October 2018, the U.S. District Court for the District of South Carolina granted Dominion Energy’s motion to stay pending appeal. This case is pending. Dominion Energy cannot currently estimate the financial statement impacts of this matter, but there could be a material impact to its results of operations, financial condition and/or cash flows.
In February 2018, a purported class action was filed against certain former directors of SCANA and SCE&G and Dominion Energy in the State Court of Common Pleas in Richland County, South Carolina. The allegations made and the relief sought by the plaintiffs are substantially similar to that described for the City of Warren Lawsuit. In February 2018, Dominion Energy removed the case to the
U.S. District Court for the District of South Carolina, and filed a Motion to Dismiss in March 2018. In August 2018, the case was remanded back to the State Court of Common Pleas in Richland County. Dominion Energy appealed the decision to remand to the U.S. Court of Appeals for the Fourth Circuit, where the appeal has been consolidated with the City of Warren Lawsuit. This case is pending. Dominion Energy cannot currently estimate the financial statement impacts of this matter, but there could be a material impact to its results of operations, financial condition and/or cash flows.
Federal Court Shareholder Action
In November 2017, a purported shareholder derivative action was filed against SCANA and certain former executive officers and directors in the U.S. District Court of the District of South Carolina. Another purported shareholder derivative action was filed against nearly all of these defendants. In January 2018, the U.S. District Court for the District of South Carolina consolidated these suits, and the plaintiffs filed a consolidated amended complaint. The plaintiffs allege, among other things, that the defendants violated their fiduciary duties to shareholders by disseminating false and misleading information about the NND Project, failing to maintain proper internal controls, failing to properly oversee and manage SCANA and that the individual defendants were unjustly enriched in their compensation. In June 2018, the court denied the defendants’ motions to dismiss and in October 2018, the court denied SCANA’s motion to stay all proceedings pending investigation by a Special Litigation Committee, with leave to refile after the SCANA Merger Approval Order was issued. The plaintiffs have agreed to a stay of this action on the condition that defendants file a motion for judgment on the pleadings, which was filed in January 2019. This case is pending. Dominion Energy cannot currently estimate the financial statement impacts of this matter, but there could be a material impact to its results of operations, financial condition and/or cash flows.
Federal Court
10b-5
and Merger Actions
In September 2017, a purported class action was filed against SCANA and certain former executive officers and directors in the U.S. District Court for the District of South Carolina. Subsequent additional purported class actions were separately filed against all or nearly all of these defendants. In January 2018, the U.S. District Court for the District of South Carolina consolidated these suits, and the plaintiffs filed a consolidated amended complaint in March 2018. The plaintiffs allege, among other things, that the defendants violated §10(b) of the Securities Exchange Act of 1934, as amended, and Rule
10b-5
promulgated thereunder, and that the individually named defendants are liable under §20(a) of same act. In June 2018, the defendants filed motions to dismiss, which are pending. Dominion Energy cannot currently estimate the financial statement impacts of this matter, but there could be a material impact to its results of operations, financial condition and/or cash flows.
Employment Class Action and Indemnification
In July 2018, a case filed in the U.S. District Court for the District of South Carolina was certified as a class action on behalf of persons who were formerly employed at the NND Project. The plaintiffs allege, among other things, that SCANA, Fluor Corporation and Fluor Enterprises, Inc. violated the Worker Adjustment and Retraining Notification Act in connection with the decision to stop construction at the NND Project. The plaintiffs allege that the defendants failed to provide adequate advance written notice of their terminations of employment, which is estimated to be as much as $75 million. SCE&G as co-owner
of the NND project would have a 55% proportional share in the ultimate outcome. The ultimate loss could rise due to the Fluor defendants seeking indemnification from SCE&G.
In September 2018, a case was filed in the State Court of Common Pleas in Fairfield County, South Carolina by Fluor Enterprises, Inc. and Fluor Daniel Maintenance Services, Inc. against SCE&G and Santee Cooper. The plaintiffs make claims for indemnification, breach of contract and promissory estoppel arising from, among other things, the defendants’ alleged failure and refusal to defend and indemnify the Fluor defendants in the aforementioned case. These cases are pending.
FILOT Litigation and Related Matters
In November 2017, Fairfield County filed a complaint and a motion for temporary injunction against SCE&G in the State Court of Common Pleas in Fairfield County, South Carolina, making allegations of breach of contract, fraud, negligent misrepresentation, breach of fiduciary duty, breach of implied duty of good faith and fair dealing and unfair trade practices related to SCE&G’s termination of the FILOT agreement between SCE&G and Fairfield County related to the NND Project. The plaintiff sought a temporary and permanent injunction to prevent SCE&G from terminating the FILOT agreement. The plaintiff withdrew the motion for temporary injunction in December 2017. Dominion Energy is currently unable to make an estimate of the potential impacts to its consolidated financial statements related to this matter. This case is pending.
Governmental Proceedings and Investigations
In June 2018, SCE&G received a notice of proposed assessment of approximately $410 million, excluding interest, from the SCDOR following its audit of SCE&G’s sales and use tax returns for the periods September 1, 2008 through December 31, 2017. The proposed assessment, which includes 100% of the NND Project, is based on the SCDOR’s position that SCE&G’s sales and use tax exemption for the NND Project does not apply because the facility will not become operational. SCE&G has protested the proposed assessment, which remains pending, and recorded an $11 million liability in its Consolidated Balance Sheet as of December 31, 2018 for its share of any taxes ultimately due.
In September and October 2017, SCANA was served with subpoenas issued by the U.S. Attorney’s Office for the District of South Carolina and the Staff of the SEC’s Division of Enforcement seeking documents related to the NND Project. In addition, the South Carolina Law Enforcement Division is conducting a criminal investigation into the handling of the NND Project by SCANA and SCE&G. These matters are pending. SCANA and SCE&G are cooperating fully with the investigations; however, Dominion Energy cannot currently predict whether or to what extent SCANA or SCE&G may incur a material liability.
Other
In December 2018, arbitration proceedings commenced between SCE&G and Cameco Corporation related to a supply agreement signed in May 2008. This agreement provides the terms and conditions under which SCE&G agreed to purchase uranium hexafluoride from Cameco Corporation over a period from 2010 to 2020. Cameco Corporation alleges that SCE&G violated this agreement by failing to purchase the stated quantities of uranium hexafluoride for 2017 and 2018 delivery years. SCE&G denies that it is in breach of the agreement and believes that it has reduced its purchase quantity within the terms of the agreement. Dominion Energy cannot determine the outcome or timing of this matter.
Commitments and Contingencies
Abandoned NND Project
SCE&G, for itself and as agent for Santee Cooper, entered into an engineering, construction and procurement contract with Westinghouse and WECTEC in 2008 for the design and construction of the NND Project, of which SCE&G’s ownership share is 55%. Various difficulties were encountered in connection with the project. The ability of Westinghouse and WECTEC to adhere to established budgets and construction schedules was affected by many variables, including unanticipated difficulties encountered in connection with project engineering and the construction of project components, constrained financial resources of the contractors, regulatory, legal, training and construction processes associated with securing approvals, permits and licenses and necessary amendments to them within projected time frames, the availability of labor and materials at estimated costs and the efficiency of project labor. There were also contractor and supplier performance issues, difficulties in timely meeting critical regulatory requirements, contract disputes, and changes in key contractors or subcontractors. These matters preceded the filing for bankruptcy protection by Westinghouse and WECTEC in March 2017, and were the subject of comprehensive analyses performed by SCANA and Santee Cooper.
Based on the results of SCANA’s analysis, and in light of Santee Cooper’s decision to suspend construction on the NND Project, in July 2017, SCANA determined to stop the construction of the units and to pursue recovery of costs incurred in connection with the construction under the abandonment provisions of the Base Load Review Act or through other means. This decision by SCANA became the focus of numerous legislative, regulatory and legal proceedings. Some of these proceedings remain unresolved and are described above under the heading
Legal Proceedings
.
In September 2017, SCE&G, for itself and as agent for Santee Cooper, filed with the Bankruptcy Court
p
roofs of
c
laim for unliquidated damages against each of Westinghouse and WECTEC. These Proofs of Claim were based upon the anticipatory repudiation and material breach by Westinghouse and WECTEC of the contract, and assert against Westinghouse and WECTEC any and all claims that are based thereon or that may be related thereto. SCE&G and Santee Cooper remain responsible for any claims that may be made by Westinghouse and WECTEC against them relating to the contract.
Westinghouse’s reorganization plan was confirmed by the Bankruptcy Court and became effective in August 2018. In connection with the effectiveness of the reorganization plan, the contract associated with the NND Project was deemed rejected. SCE&G is contesting approximately $285 million of filed liens in Fairfield County, South Carolina. Most of these asserted liens are claims that relate to work performed by Westinghouse subcontractors before the Westinghouse bankruptcy, although some of them are claims arising from work performed after the Westinghouse bankruptcy.
Westinghouse has indicated that some unsecured creditors have sought or may seek amounts beyond what Westinghouse allocated when it submitted its reorganization plan to the Bankruptcy Court. If any unsecured creditor is successful in its attempt to include its claim as part of the class of general unsecured creditors beyond the amounts in the bankruptcy reorganization plan allocated by Westinghouse, it is possible that the reorganization plan will not provide for payment in full or nearly in full to its pre-petition
trade creditors. The shortfall could be significant.
SCE&G and Santee Cooper are responsible for amounts owed to Westinghouse for valid work performed by Westinghouse subcontractors on the NND Project after the Westinghouse bankruptcy filing until termination of the interim assessment agreement. SCE&G does not believe that the claims asserted related to the interim assessment agreement period will exceed the amounts previously funded, whether relating to claims already paid or those remaining to be paid. SCE&G intends to oppose any previously unasserted claim that is asserted against it, whether directly or indirectly by a claim through the interim assessment agreement. To the extent any such claim is determined to be valid, SCE&G may be responsible for paying its 55% share thereof.
Further, some Westinghouse subcontractors who have made claims against Westinghouse in the bankruptcy proceeding also filed against SCE&G and Santee Cooper in South Carolina state court for damages. Many of these claimants have also asserted construction liens against the NND Project site. SCE&G also intends to oppose these claims and liens. With respect to claims of Westinghouse Subcontractors, SCE&G believes there were sufficient amounts previously funded during the interim assessment agreement period to pay such validly asserted claims. With respect to the Westinghouse subcontractor claims which relate to other periods, SCE&G understands that such claims will be paid pursuant to Westinghouse’s confirmed bankruptcy reorganization plan. SCE&G further understands that the amounts paid under the plan may satisfy such claims in full. Therefore, SCE&G believes that the Westinghouse subcontractors may be paid substantially (and potentially in full) by Westinghouse. While Dominion Energy cannot be assured that it will not have any exposure on account of unpaid Westinghouse subcontractor claims, which SCE&G is presently disputing, Dominion Energy believes it is unlikely that it will be required to make payments on account of such claims. To the extent any such claim is determined to be valid, SCE&G may be responsible for paying its 55% share thereof.
Environmental Matters
Contingencies involving environmental matters, including ash pond and landfill closure costs, affecting SCANA have been included within Note 22.
Nuclear Insurance and Spent Nuclear Fuel
SCE&G’s maximum assessment for a nuclear incident under the Price-Anderson Amendments Act of 1988 would be $92 million per incident, but not more than $14 million per year, for its proportionate ownership interest in Summer. SCE&G currently maintains insurance policies, for itself and on behalf of Santee Cooper, with NEIL. The policies provide coverage to Summer for property damage and outage costs up to $2.8 billion resulting from an event of nuclear origin. The NEIL policies, in aggregate, are subject to a maximum loss of $2.8 billion for any single loss occurrence. Based on the current annual premium, SCE&G’s portion of the retrospective premium assessment would not exceed $23 million.
In addition, SCE&G currently maintains an excess property insurance policy, for itself and on behalf of Santee Cooper. The policy provides coverage to Summer for property damage and outage costs up to $415 million resulting from an event of non-nuclear
origin. Based on the current annual premium, SCE&G’s portion of the retrospective premium assessment would not exceed $2 million.
SCE&G entered into a contract with the DOE for the disposal of spent nuclear fuel under provisions of the Nuclear Waste Policy Act of 1982.
Long-Term Purchase Agreements
SCANA has the following long-term commitments that are noncancelable or are cancelable only under certain conditions, and that a third party has used to secure financing for the facility that will provide the contracted goods or services:

2019		2020	2021	2022	2023	Thereafter	Total
(millions)
Purchased electric capacity (1)	$31	$30	$30	$30	$30	$310	$461

(1)
Commitments represent estimated amounts payable for capacity under power purchase contracts with qualifying facilities which expire at various dates through 2046. Capacity payments under the contracts are generally based on fixed dollar amounts per month.

Lease Commitments
SCANA obligated under various operating leases for land, office space, furniture, equipment, rail cars and airplanes. Such leases expire at various dates through 2057.

	2019	2020	2021	2022	2023	Thereafter	Total

(millions)
Operating leases	$ 10	$ 8	$ 7	$ 6	$ 4	$ 30	$ 65
Unaudited Pro Forma Information
Dominion Energy incurred transaction costs of $27 million, recorded in other operations and maintenance expense in the Consolidated Statements of Income for the year end December 31, 2018. These costs consist of professional fees and other miscellaneous costs.
The following unaudited pro forma financial information reflects the consolidated results of operations of Dominion Energy assuming the SCANA Combination had taken place on January 1, 2018. The unaudited pro forma financial information has been presented for illustrative purposes only and may change as Dominion Energy finalizes its valuation of certain assets acquired and liabilities assumed at the acquisition date. The unaudited pro forma financial information is not necessarily indicative of the consolidated results of operations that would have been achieved or the future consolidated results of operations of the combined company.

Twelve Months Ended December 31,
2018 (1)
(millions, except EPS)
Operating Revenue	$17,505
Net income attributable to Dominion Energy	2,081
Earnings Per Common Share – Basic	$2.78
Earnings Per Common Share – Diluted	$2.77
(1)	Amounts include adjustments for non-recurring costs directly related to the SCANA Combination.
A
cquisition of
D
ominion
E
nergy
Q
uestar
In September 2016, Dominion Energy completed the Dominion Energy Questar Combination and Dominion Energy Questar, a Rockies-based integrated natural gas company consisting of Questar Gas, Wexpro and Dominion Energy Questar Pipeline, became a wholly-owned subsidiary of Dominion Energy. Questar Gas has regulated gas distribution operations in Utah, southwestern Wyoming and southeastern Idaho. Wexpro develops and produces natural gas from reserves supplied to Questar Gas under a cost-of-service
framework. Dominion Energy Questar Pipeline provides FERC-regulated interstate natural gas transportation and storage services in Utah, Wyoming and western Colorado. The Dominion Energy Questar Combination provides Dominion Energy with pipeline infrastructure that provides a principal source of gas supply to Western states. Dominion Energy Questar’s regulated businesses also provide further balance between Dominion Energy’s electric and gas operations.
In accordance with the terms of the Dominion Energy Questar Combination, at closing, each share of issued and outstanding Dominion Energy Questar common stock was converted into the right to receive $25.00 per share in cash. The total consideration was $4.4 billion based on 175.5 million shares of Dominion Energy Questar outstanding at closing.
Dominion Energy financed the Dominion Energy Questar Combination through the: (1) August 2016 issuance of $1.4 billion of 2016 Equity Units, (2) August 2016 issuance of $1.3 billion of senior notes, (3) September 2016 borrowing of $1.2 billion under a term loan agreement and (4) $500 million of the proceeds from the April 2016 issuance of common stock.
Purchase Price Allocation
Dominion Energy Questar’s assets acquired and liabilities assumed were measured at estimated fair value at the closing date and are included in the Gas Infrastructure operating segment. The majority of operations acquired are subject to the rate-setting authority of FERC, as well as the Utah Commission and/or the Wyoming Commission and therefore are accounted for pursuant to ASC 980,
Regulated Operations
. The fair values of Dominion Energy Questar’s assets and liabilities subject to rate-setting and cost recovery provisions provide revenues derived from costs, including a return on investment of assets and liabilities included in rate base. As such, the fair values of these assets and liabilities equal their carrying values. Accordingly, neither the assets and liabilities acquired, nor the pro forma financial information, reflect any adjustments related to these amounts.
The fair value of Dominion Energy Questar’s assets acquired and liabilities assumed that are not subject to the rate-setting provisions discussed above was determined using the income approach. In addition, the fair value of Dominion Energy Questar’s 50% interest in White River Hub, accounted for under the equity method, was determined using the market approach and income approach. The valuations are considered Level 3 fair value measurements due to the use of significant judgmental and unobservable inputs, including projected timing and amount of future cash flows and discount rates reflecting risk inherent in the future cash flows and future market prices.
The excess of the purchase price over the estimated fair values of the assets acquired and liabilities assumed was recognized as goodwill at the closing date. The goodwill reflects the value associated with enhancing Dominion Energy’s regulated portfolio of businesses, including the expected increase in demand for low-carbon,
natural
gas-fired
generation in the Western states and the expected continued growth of rate-regulated businesses located in a defined service area with a stable regulatory environment. The goodwill recognized is not deductible for income tax purposes, and as such, no deferred taxes have been recorded related to goodwill.
The table below shows the allocation of the purchase price to the assets acquired and liabilities assumed at closing which reflects the following adjustments from the preliminary valuation recognized during the measurement period. During the fourth quarter of 2016, certain modifications were made to preliminary valuation amounts for acquired property, plant and equipment, current liabilities, and deferred income taxes, resulting in a $6 million net decrease to goodwill, which related primarily to the sale of Questar Fueling Company in December 2016 as further described in the
Sale of Questar Fueling Company
. In the third quarter of 2017, certain modifications were made to the valuation amounts for regulatory liabilities, current liabilities and deferred income taxes, resulting in a $6 million net increase to goodwill recorded in Dominion Energy’s Consolidated Balance Sheets. The modifications relate primarily to the finalization of Dominion Energy Questar’s 2016 tax return for the period January 1, 2016 through the Dominion Energy Questar Combination, as well as certain regulatory adjustments.

Amount

(millions)
Total current assets	$224
Investments (1)	58
Property, plant and equipment, net (2)	4,131
Goodwill	3,111
Total deferred charges and other assets, excluding goodwill	75

Total Assets	7,599

Total current liabilities (3)	793
Long-term debt (4)	963
Deferred income taxes	807
Regulatory liabilities	259
Asset retirement obligations	160
Other deferred credits and other liabilities	220

Total Liabilities	3,202

Total purchase price	4,397

(1)
Includes $40 million for an equity method investment in White River Hub. The fair value adjustment on the equity method investment in White River Hub is considered to be equity method goodwill and is not amortized.

(2)	Nonregulated property, plant and equipment, excluding land, will be depreciated over remaining useful lives primarily ranging from 9 to 18 years.
(3)
Includes $301 million of short-term debt, of which no amounts remain outstanding at December 31, 2018, as well as a $250 million variable interest rate term loan due in August 2017 that was paid in July 2017.

(4)	Unsecured senior and medium-term notes with maturities which range from 2017 to 2048 and bear interest at rates from 2.98% to 7.20%.
Regulatory Matters
The transaction required approval of Dominion Energy Questar’s shareholders, clearance from the Federal Trade Commission under the Hart-Scott-Rodino Act and approval from both the Utah Commission and the Wyoming Commission. In February 2016, the Federal Trade Commission granted antitrust approval of the Dominion Energy Questar Combination under the Hart-Scott-Rodino Act. In May 2016, Dominion Energy Questar’s shareholders voted to approve the Dominion Energy Questar Combination. In August 2016 and September 2016, approvals were granted by the Utah Commission and the Wyoming Commission, respectively. Information regarding the transaction was also provided to the Idaho Commission, who acknowledged the Dominion Energy Questar Combination in October 2016, and directed Dominion Energy Questar to notify the Idaho Commission when it makes filings with the Utah Commission.
With the approval of the Dominion Energy Questar Combination in Utah and Wyoming, Dominion Energy agreed to the following:
●	Contribution of $
75
million to Dominion Energy Questar’s qualified and
non-qualified
defined-benefit pension plans and its other post-employment benefit plans within six months of the closing date. This contribution was made in January 2017.

●	Increasing Dominion Energy Questar’s historical level of corporate contributions to charities by $ 1 million per year for at least five years .

●	Withdrawal of Questar Gas’ general rate case filed in July 2016 with the Utah Commission and agreement to not file a general rate case with the Utah Commission to adjust its base distribution non-gas
rates prior to July 2019, unless otherwise ordered by the Utah Commission. In addition, Questar Gas agreed not to file a general rate case with the Wyoming Commission with a requested rate effective date earlier than January 2020. Questar Gas’ ability to adjust rates through various riders is not affected.

Results of Operations and Unaudited Pro Forma Information
The impact of the Dominion Energy Questar Combination on Dominion Energy’s operating revenue and net income attributable to Dominion Energy in the Consolidated Statements of Income for the twelve months ended December 31, 2016 was an increase of $
379
 million and $
73
 million, respectively.
Dominion Energy incurred transaction and transition costs in 2018, 2017 and 2016, of which $
9
 million, $
26
 million and $
58
 million was recorded in other operations and maintenance expense, respectively, and $
16
 million was recorded in interest and related charges in 2016 in Dominion Energy’s Consolidated Statements of Income. These costs consist of the amortization of financing costs, the charitable contribution commitment described above, employee-related expenses, professional fees, and other miscellaneous costs.
The following unaudited pro forma financial information reflects the consolidated results of operations of Dominion Energy assuming the Dominion Energy Questar Combination had taken place on January 1, 2016. The unaudited pro forma financial information has been presented for illustrative purposes only and is not necessarily indicative of the consolidated results of operations that would have been achieved or the future consolidated results of operations of the combined company.

Twelve Months Ended December 31,
2016 (1)
(millions, except EPS)
Operating Revenue	$12,497
Net income attributable to Dominion Energy	2,300
Earnings Per Common Share – Basic	$3.73
Earnings Per Common Share – Diluted	$3.73

(1)	Amounts include adjustments for non-recurring costs directly related to the Dominion Energy Questar Combination.

Contribution of Dominion Energy Questar Pipeline to Dominion Energy Midstream
In October 2016, Dominion Energy entered into the Contribution Agreement under which Dominion Energy contributed Dominion Energy Questar Pipeline to Dominion Energy Midstream. Upon closing of the agreement on December 1, 2016, Dominion Energy Midstream became the owner of all of the issued and outstanding membership interests of Dominion Energy Questar Pipeline in exchange for consideration consisting of Dominion Energy Midstream common and convertible preferred units with a combined value of $467 million and cash payment of $823 million, $300 million of which is considered a debt-financed distribution, for a total of $1.3 billion. In addition, under the terms of the Contribution Agreement, Dominion Energy Midstream repurchased 6,656,839 common units from Dominion Energy, and repaid its $301 million promissory note to Dominion Energy in December 2016. The cash proceeds from these transactions were utilized in December 2016 to repay the $1.2 billion term loan agreement borrowed in September 2016.
Since Dominion Energy consolidates Dominion Energy Midstream for financial reporting purposes, the transactions associated with the Contribution Agreement were eliminated upon consolidation. See Note 5 for the tax impacts of the transactions and the Dominion Energy Gas Restructuring section below for subsequent activity relating to this transaction.
Sale of Questar Fueling Company
In December 2016, Dominion Energy completed the sale of Questar Fueling Company. The proceeds from the sale were $28 million, net of transaction costs. No gain or loss was recorded in Dominion Energy’s Consolidated Statements of Income, as the sale resulted in measurement period adjustments to the net assets acquired of Dominion Energy Questar. See the
Purchase Price Allocation
section above for additional details on the measurement period adjustments recorded.
Wholly-Owned Merchant Solar Projects
A
cquisitions
The following table presents significant completed acquisitions of wholly-owned merchant solar projects by Dominion Energy.

Completed Acquisition Date	Seller	Number of Projects	Project Location	Project Name(s)	Initial Acquisition (millions) (1)	Project Cost (millions) (2)	Date of Commercial Operations	MW Capacity

February 2017	Community Energy Solar, LLC	1	Virginia	Amazon Solar Farm Virginia—Southhampton	$29	$205	December 2017	100

March 2017	Solar Frontier Americas Holding LLC	1 (3)	California	Midway II	77	78	June 2017	30

May 2017	Cypress Creek Renewables, LLC	1	North Carolina	IS37	154	160	June 2017	79

June 2017	Hecate Energy Virginia C&C LLC	1	Virginia	Clarke County	16	16	August 2017	10

June 2017	Strata Solar Development, LLC/Moorings Farm 2 Holdco, LLC	2	North Carolina	Fremont, Moorings 2	20	20	November 2017	10

September 2017	Hecate Energy Virginia C&C LLC	1	Virginia	Cherrydale	40	41	November 2017	20

October 2017	Strata Solar Development, LLC	2	North Carolina	Clipperton, Pikeville	20	21	November 2017	10

(1)	The purchase price was primarily allocated to Property, Plant and Equipment.

(2)	Includes acquisition cost.

(3)	In April 2017, Dominion Energy discontinued efforts on the acquisition of the additional 20 MW solar project from Solar Frontier Americas Holding LLC.

In addition during 2016, Dominion Energy acquired 100% of the equity interests of seven
solar projects in Virginia, North Carolina and South Carolina for an aggregate purchase price of $32 million, all of which was allocated to property, plant and equipment. The projects cost $421 million in total, including initial acquisition costs, and generate 221 MW combined.
One
of the projects commenced commercial operations in 2016 and the remaining projects commenced commercial operations in 2017.
Long-term power purchase, interconnection and operation and maintenance agreements have been executed for all of the projects described above. These projects are included in the Power Generation operating segment. Dominion Energy has claimed federal investment tax credits on these solar projects.
Sale of Interest in Merchant Solar Projects
In September 2015, Dominion Energy signed an agreement to sell a noncontrolling interest (consisting of 33% of the equity interests) in all of its then-currently wholly-owned merchant solar projects, 24 solar projects totaling 425 MW, to SunEdison. In December 2015, the sale of interest in 15 of the solar projects closed for $184 million with the sale of interest in the remaining projects completed in January 2016 for $117 million. Upon closing, SunEdison sold its interest in these projects to Terra Nova Renewable Partners.
Non-Wholly-Owned
Merchant Solar Projects
A
cquisitions of Four Brothers
and
T
hree
C
edars
In June 2015, Dominion Energy acquired 50% of the units in
Four
Brothers from SunEdison for $64 million of consideration. Four Brothers operates four solar projects located in Utah, which produce and sell electricity and renewable energy credits. The facilities began commercial operations during the third quarter of 2016, generating 320 MW, at a cost of approximately $670 million.
In September 2015, Dominion Energy acquired 50% of the units in
Three
Cedars from SunEdison for $43 million of consideration. Three Cedars operates three solar projects located in Utah, which produce and sell electricity and renewable energy credits. The facilities began commercial operations during the third quarter of 2016, generating 210 MW, at a cost of approximately $450 million.
The Four Brothers and Three Cedars facilities operate under long-term power purchase, interconnection and operation and maintenance agreements. Dominion Energy claimed 99% of the federal investment tax credits on the projects.
Dominion Energy has assumed the majority of the agreements to provide administrative and support services in connection with operations and maintenance of the facilities and technical management services of the solar facilities. Costs related to services to be provided under these agreements were immaterial for the years ended December 31, 2018, 2017 and 2016.
In November 2016, NRG acquired the 50% of units in Four Brothers and Three Cedars previously held by SunEdison. Subsequent to Dominion Energy’s acquisition of Four Brothers and Three Cedars, SunEdison and NRG made contributions to Four Brothers and Three Cedars of $301 million in aggregate through December 31, 2017, which are reflected as noncontrolling interests in the Consolidated Balance Sheets. In August 2018, NRG’s ownership in Four Brothers and Three Cedars was transferred to GIP.
Dominion Energy and Dominion Energy Gas
Blue Racer
See Note 9 for a discussion of transactions related to Blue Racer.
Dominion Energy Gas
Dominion Energy Gas Restructuring
The Dominion Energy Gas Restructuring is considered to be a reorganization of entities under common control. As a result, Dominion Energy Gas’ basis in DCPI and DMLPHCII, which includes the general partner of Dominion Energy Midstream, a controlling 75% interest in Cove Point, DECG, Dominion Energy Questar Pipeline, a 50% noncontrolling interest in White River Hub and a 25.93% noncontrolling interest in Iroquois, is equal to Dominion Energy’s cost basis in the assets and liabilities of such entities since the applicable inception dates of common control. In November 2019, following completion of the Dominion Energy Gas Restructuring, DCPI and DMLPHCII are wholly-owned subsidiaries of Dominion Energy Gas and therefore are consolidated by Dominion Energy Gas. The accompanying
Consolidated Financial Statements
and
Notes of Dominion Energy Gas
have been retrospectively adjusted to include the historical results and financial position of DCPI and DMLPHCII. The 25% interest in Cove Point retained by Dominion Energy and the non-Dominion
Energy held interest in Dominion Energy Midstream are reflected as noncontrolling interest.
The Dominion Energy Gas Restructuring includes the disposition of East Ohio and DGP by Dominion Energy Gas November 2019. This restructuring represents a strategic shift in the operations of Dominion Energy Gas as Dominion Energy Gas’ operations will consist of LNG terminalling and storage and regulated gas transmission and storage operations. As a result, the accompanying
Consolidated Financial Statements and Notes of Dominion Energy Gas

have been retrospectively adjusted to include the historical results and financial position of East Ohio and DGP as discontinued operations until November 2019, presented within the Corporate and
O
ther segment. As the Dominion Energy Gas Restructuring is considered to be a reorganization of entities under common control, Dominion Energy Gas will reflect the disposition as an equity transaction in November 2019.
The following table represents selected information regarding the results of operations of East Ohio, which are reported as discontinued operations in Dominion Energy Gas’ Consolidated Statements of Income:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
(millions)
Operating revenue	$729	$728	$677
Depreciation and amortization	76	71	55
Other operating expenses	444	428	397
Other income	72	50	49
Interest and related charges	37	33	25
Income tax expense	53	86	87

Net income from discontinued operations	191	160	162
The carrying amounts of major classes of assets and liabilities relating to East Ohio, which are reported as discontinued operations in Dominion Energy Gas’ Consolidated Balance Sheets were as follows:

	At December 31, 2018	At December 31, 2017
(millions)
Current assets of discontinued operations (1)	$423	$341
Investments	2	2
Property, plant and equipment, net	3,669	3,402
Regulatory assets	711	511
Other deferred charges and other assets, including goodwill and intangible assets	1,275	1,319

Noncurrent assets of discontinued operations	5,657	5,234
Current liabilities of discontinued operations	1,262	951
Long-term debt	1,300	1,415
Deferred income taxes and investment tax credits	716	645
Regulatory liabilities	747	689
Other deferred credits and liabilities	108	110

Noncurrent liabilities of discontinued operations	2,871	2,859
(1) Includes cash and cash equivalents of $9 million and $3 million as of December 31, 2018 and 2017, respectively.
Capital expenditures and significant noncash items relating to East Ohio included the following:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
(millions)
Capital expenditures	$352	$348	$352
Significant noncash items
Accrued capital expenditures	5	8	17
The following table represents selected information regarding the results of operations of DGP, which are reported as discontinued operations in Dominion Energy Gas’ Consolidated Statements of Income:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
(millions)
Operating revenue	$220	$114	$69
Depreciation and amortization	15	15	14
Impairment of assets and related charges	219	-	-
Other operating expenses	206	91	72
Income tax expense (benefit)	(53)	5	(7)

Net income (loss) from discontinued operations	$(167)	$3	$(10)

The carrying amounts of major classes of assets and liabilities relating to DGP, which are reported as discontinued operations in Dominion Energy Gas’ Consolidated Balance Sheets were as follows:

	At December 31, 2018	At December 31, 2017
(millions)
Current assets of discontinued operations (1)	$21	$17
Noncurrent assets of discontinued operations (2)	192	419
Current liabilities of discontinued operations	11	18
Deferred income taxes and investment tax credits	-	34
Other deferred credits and liabilities	25	24

Noncurrent liabilities of discontinued operations	25	58
(1) Includes cash and cash equivalents of less than a million dollars as of December 31, 2018 and 2017, respectively.
(2) Primarily property, plant and equipment, net.

Capital expenditures and significant noncash items of DGP included the following:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
(millions)
Capital expenditures	$6	$8	$6
Significant noncash items
Impairment of assets and related charges	(219)	-	-